Consolidated Balance Sheets Parenthetical (USD $) In Thousands, except Per Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Allowance for doubtful accounts	$ 9,889	$ 10,051	$ 8,980
Stockholders' Equity:
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000	1,000
Common stock, shares issued	1,000	1,000	1,000
Common stock, shares outstanding	1,000	1,000	1,000